TAX RECEIVABLE	12 Months Ended
Dec. 31, 2013
Tax Receivable [Abstract]
Tax Receivable [Text Block]
7.	TAX RECEIVABLE

Tax receivable consists of the following:

	December 31,	December 31,
	2013	2012
	US$	US$
Value added tax recoverable	372,935	328,208

Enterprises or individuals, who sell commodities, engage in repair and maintenance or import and export goods in the PRC are subject to a VAT in accordance with Chinese laws. The standard VAT is 17% of the gross sales price. A credit is available whereby VAT paid on the purchases of unassembled medical components of the Company’s product used in contract and production can be used to offset the VAT due on sales of the product.

The tax receivable as of December 31, 2013 and 2012 represents VAT credit on the purchased products. These amounts can be used to offset the VAT due on sales of the finished product.